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                                                                   EXHIBIT 10.15

     STOCK OPTION DIVIDEND EQUIVALENT AND VALUE MANAGEMENT AWARD AGREEMENT

         AGREEMENT made as of the _______ day of _______ 200__, between Plum Creek Timber Company, Inc., a Delaware corporation (the "Company"), and ______________________________________ ("Employee"), an employee of Plum Creek
Timberlands, L.P., a subsidiary of the Company. Terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Plum Creek Timber Company, Inc. 2000 Stock Incentive Plan (the "Plan"). To carry out the purposes of the Plan by affording Employee the opportunity to purchase shares of common stock, par value $.01 per share, of the Company ("Stock") and to receive certain other benefits under the Plan, and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

A.       STOCK OPTION AWARD.

         1. Grant of Option. The Company hereby grants to Employee the right and option (the "Option") to purchase all or any part of an aggregate of __________ shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement. The Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

         2. Purchase Price. The purchase price of any Stock purchased pursuant to the exercise of the Option shall be $________ per share, which was the closing price of a share of Stock on the date hereof.

         3. Exercise of Option. Subject to the earlier expiration of the Option as herein provided, the Option may be exercised by written notice to the Company at its principal executive office addressed to the attention of the Stock Option Plan Administrator, but, except as otherwise provided below, the Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by the Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following vesting schedule:

Number of Full Years (Date)                 Percentage of Shares
--------------------                        --------------------
     Less than 1 year                                0%
     1 year  (Date)                                 25%
     2 years (Date)                                 50%
     3 years (Date)                                 75%
     4 years (Date)                                100%

         The Option is not transferable otherwise than by will or the laws of descent and distribution, or pursuant to a "qualified domestic relations order" as defined by the Code, and may be exercised during Employee's lifetime only by Employee, Employee's guardian or legal representative or a transferee under a qualified domestic relations order. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of such rights contrary to the provisions hereof or the Plan, or upon the levy of any attachment or similar process upon the Option or such rights, the Option and such rights shall immediately become null and void. The Option may be exercised only while Employee remains an employee of the Company, subject to the following exceptions:

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                  (a) If Employee's employment with the Company terminates by reason of disability (disability being defined as being physically or mentally incapable of performing either the Employee's usual duties or any other duties that the Company reasonably makes available and such condition is likely to remain continuously and permanently, as determined by the Company or an employing subsidiary of the Company), the vested portion of the Option may be exercised by Employee (or Employee's estate or the person who acquires the Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) at any time during the period of three years following such termination.

                  (b) If Employee dies while in the employ of the Company, Employee's estate, or the person who acquires the Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise the vested portion of the Option at any time during the period of three years following the date of Employee's death.

                  (c) If Employee's employment with the Company terminates by reason of normal retirement at or after age 65 or early retirement with the consent of the Company's Compensation Committee (the "Committee"), the portion of the Option vested on the date of such retirement may be exercised by Employee at any time during the period ending on the Expiration Date (as defined below). If Employee dies after such retirement, the vested portion of the Option may be exercised by Employee's estate (or the person who acquires the Option by will or the laws of descent and distribution or otherwise by reason of the death of the Employee) during the period ending on the earlier of the Expiration Date or the third anniversary of the date of Employee's death.

                  (d) If Employee's employment with the Company terminates for any reason other than those set forth in subparagraphs (a) through (c) above, the portion of the Option vested at the time of such termination may be exercised by Employee at any time during the period of 30 days following such termination, or by Employee's estate (or the person who acquires the Option by will or the laws of descent and distribution or otherwise by reason of the death of the Employee) during a period of six months following Employee's death if Employee dies during such 30-day period.

         Notwithstanding any other provision of this Agreement, the Option shall not be exercisable after the expiration of ten years from the date of grant hereof (the "Expiration Date"). The purchase price of shares as to which the Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) by a combination of cash or Stock. Payment may also be made by delivery (including by facsimile transmission) to the Company of a properly executed and irrevocable Notice of Exercise form, coupled with irrevocable instructions to a broker-dealer to simultaneously sell a sufficient number of the shares as to which the Option is exercised and deliver directly to the Company that portion of the sales proceeds representing the exercise price and applicable minimum withholding taxes ("Cashless Exercise") or by such other similar process approved by the Committee.

         No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to

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exercise the Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of the Option.

         4. Withholding of Tax. Except when using the Cashless Exercise procedure, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Stock as the Company may require to meet its withholding obligation under applicable tax laws or regulations, and, if Employee fails to do so, the Company is hereby authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income. Upon exercise of all or a portion of the Option, the Company is further authorized in its sole discretion to satisfy any such withholding requirement out of any cash or shares of Stock to be distributed to Employee upon such exercise.

         5. Status of Stock. Notwithstanding any other provision of this Agreement, in the absence of an effective registration statement under the Securities Act of 1933, as amended (the "Act"), for issuance of the Stock acquirable upon exercise of the Option, or an available exemption from registration under the Act, issuance of shares of Stock acquirable upon exercise of the Option will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Act is available upon an exercise of the Option, Employee (or the person permitted to exercise the Option in the event of Employee's death or incapacity), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

         Employee agrees that the shares of Stock which Employee may acquire by exercising the Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state. Employee also agrees (i) that the certificates representing the shares of Stock purchased under the Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under the Option on the stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under the Option.

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B.       DIVIDEND EQUIVALENTS.

         1. Grant of Dividend Equivalents. The Company hereby grants to Employee in connection with the grant of the Option __________ Dividend Equivalents, defined in the Plan to mean a 5-year right to receive cash and Stock equal in value to dividends paid with respect to the number of shares of Stock underlying such Option, together with interest earned thereon, subject to the attainment of Performance Goals.

         2. Non-transferable. Employee may not sell, transfer, pledge or assign Dividend Equivalents.

         3. Performance Goals. The Performance Goal for the Dividend Equivalents granted hereby is __% Total Shareholder Return, based upon the Company's Stock price and dividends paid, on an annualized basis. The Performance Period for the Dividend Equivalents granted hereby shall commence on January 1, 200__ and shall end on December 31, 200__. In order for the Performance Goal to be met with respect to any current year, as well as prior-period unearned Dividend Equivalents, Total Shareholder Return, on a compounded basis, must be at or above the __% target for 15 trading days out of any 30 trading day period in that year. Once the Performance Goal is met in any given year, dividends for such year, and for prior years to the extent not yet earned, shall be credited to a Memorandum Account on Employee's behalf (at such time as such dividends are determinable) and shall earn interest thereafter at a market rate selected from time to time by the Committee.

         4. Effect of Stock Option Exercise. Upon any exercise of the Option, the Dividend Equivalents granted hereunder shall immediately terminate with respect to the corresponding number of shares underlying the portion of the Option so exercised, and the opportunity to earn additional dividends with respect to such shares shall cease. .

         5. Payment of Dividend Equivalents. Amounts credited to Employee's Memorandum Account, including any interest earned thereon, shall be paid within a reasonable time following the end of the Performance Period set forth in paragraph B.3 above, and shall be paid 50% in Stock and 50% in cash, less any required tax withholding.

         6. Termination of Employment. Within a reasonable period of time following termination of employment, Employee shall receive an amount in cash equal to the amount credited to Employee's Memorandum Account with respect to vested Stock Options. ALL DIVIDEND EQUIVALENTS PREVIOUSLY CREDITED TO EMPLOYEE'S MEMORANDUM ACCOUNT RELATING TO NON-VESTED STOCK OPTIONS SHALL BE FORFEITED.

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C.       VALUE MANAGEMENT AWARD.

         1. Grant. The Company hereby grants to Employee ________ Value Management Award Units, each Unit with a face value of $100 (the "VMA"). The aggregate face amount of the VMA is thus $_______________.

         2. Performance Goals. The Performance Goals shall constitute a measure of Total Shareholder Return over the three year Performance Period from January 1, 200__ through December 31, 200__, relative to a peer group of companies selected by the Committee, as set forth below:

TOTAL SHAREHOLDER RETURN                   VALUE MANAGEMENT AWARD EARNED
------------------------                   -----------------------------
At or above the 75th percentile            200% of face value

Between the 50th and 75th percentiles      Sliding scale between 0 and 200%

Below the 50th percentile                  0% of face value

         Following completion of the Performance Period, the Committee will calculate the Total Shareholder Return of the Company and that of each of the companies in the peer group, and will rank the Company's performance by percentile. Upon a determination by the Committee of the Company's relative performance, an amount will be credited to the Participant's Memorandum Account equal to (a) the aggregate face amount of the VMA multiplied by (b) the percentage amount corresponding to the identified percentile ranking as set forth above, which amount shall earn interest thereafter at a market rate selected from time to time by the Committee.

         3. Time and Form of Payment. All payments of amounts credited to Employee's Memorandum Account with respect to the Value Management Award shall be made 50% at the beginning of the 1st year following the end of the Performance Period and 50% at the beginning of the 2nd year following the end of the Performance Period, with each such payment to be paid 50% in cash and 50% in Stock, less any required withholding.

         4. Termination of Employment. Unless otherwise determined by the Committee and except as otherwise provided under the Plan, IF EMPLOYEE'S EMPLOYMENT TERMINATES FOR ANY REASON (OTHER THAN DEATH OR DISABILITY), INCLUDING TERMINATION FOR CAUSE, PRIOR TO THE PAYMENT OF THE ABOVE VALUE MANAGEMENT AWARD, NO VALUE MANAGEMENT AWARD SHALL BE PAYABLE TO EMPLOYEE, AND ALL AMOUNTS CREDITED TO EMPLOYEE'S MEMORANDUM ACCOUNT SHALL BE FORFEITED. However, should Employee die or become Disabled at any time during a Performance Period, a pro rata award may be paid based upon Employee's number of full months of active service during the Performance Period.

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D.       MISCELLANEOUS.

         1. Employment Relationship. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, a parent or subsidiary corporation (as defined in section 424 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation, assuming or substituting a new option for the Option. Any question as to whether and when there has been a termination of such employment, and the cause of any such termination, shall be determined by the Committee in its sole discretion, and such determination shall be final.

         2. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

         3. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington.

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             STOCK OPTION DIVIDEND EQUIVALENT AND VALUE MANAGEMENT
                           AWARD AGREEMENT ACCEPTANCE

    You have been granted ______________________________________________ under the Plum Creek Timber Company, Inc. 2000 Stock Incentive Plan (the "Plan"). Capitalized terms used but not defined herein have the meanings ascribed to them in the Plan.

    AWARD SUMMARY:

         Award Agreement Date: ______ day of ________ 200__

         Purchase Price per Section A(2) shall be $_______________ per share

         Vesting schedule per Section A(3):

Number of Full Years (Date)           Percentage of Shares
--------------------                  --------------------
  Less than 1 year                             0%
  1 year  (Date)                              25%
  2 years (Date)                              50%
  3 years (Date)                              75%
  4 years (Date)                             100%

    GRANTS:

    -    You have been granted ______________ Stock Options under the Plan.

    - You have been granted Dividend Equivalents of ______________ in connection with your Stock Options under the Plan.

    -    You have been granted a Value Management Award of _______________.

         IN WITNESS WHEREOF, the Company has caused this Award Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

Plum Creek Timber Company, Inc.

By:_____________________________
         Barbara L. Crowe
 Vice President, Human Resources


Employee Signature _____________________________


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